Exhibit 32.1

Certification Pursuant to
18 U.S.C. §1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of InfoTech USA, Inc. (the “Registrant”) on Form 10-K for the year ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sebastian F. Perez, Acting President and Chief Executive Officer of the Registrant, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ SEBASTIAN F. PEREZ
Chief Operating Officer, Acting President and Chief Executive Officer InfoTech USA, Inc. December 19, 2003